                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                NOVEMBER 8, 2001
                                ----------------
                (Date of Report--Date of Earliest Event Reported)



                                D.R. HORTON, INC.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)


               DELAWARE                                 1-14122                              75-2386963
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction              (Commission File Number)           (IRS Employer Identification No.)
           of Incorporation)

           1901 ASCENSION BOULEVARD, SUITE 100, ARLINGTON, TEXAS 76006
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (817) 856-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

On November 8, 2001, D.R. Horton, Inc. and Schuler Homes, Inc. executed an amendment to the Agreement and Plan of Merger dated as of October 22, 2001, as previously filed on Form 8-K with the Commission on October 24, 2001, pursuant to which Schuler Homes would be merged into D.R. Horton. A copy of the amendment is attached hereto as Exhibit 2.2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         2.2 Amendment to Agreement and Plan of Merger, dated as of November 8, 2001, between D.R. Horton, Inc. and Schuler Homes, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 8, 2001

                                D. R. Horton, Inc.


                                By:      /s/ SAMUEL R. FULLER
                                   ---------------------------------------------
                                         Samuel R. Fuller
                                         Executive Vice President, Treasurer,
                                         and Chief Financial Officer

                                  EXHIBIT INDEX

       EXHIBIT
       NUMBER     EXHIBIT
       -------    -------
         2.2      Amendment to Agreement and Plan of Merger, dated as of
                  November 8, 2001, between D.R. Horton, Inc. and Schuler Homes,
                  Inc.


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